SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 1999


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Colorado                    0-239052                    84-1028716
 ---------------------------      -----------                ------------------
(State of other jurisdiction     (Commission                (I.R.S. Employer
 of incorporation)                File Number)               Identification No.)



301 Remington, Fort Collins, Colorado                            80524
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(Address of principal executive offices)                       Zip Code




Registrant's telephone number, including area code:  970-484-7722
                                                     ------------


                      301 Remington Fort Collins, CO 80524
           ----------------------------------------------------------
          (Former name or former address, if changed since last report

Item 5   Other Events

     a) Avert and AtYourBusiness.com Partner to Offer Pre-employment Screening Solutions Online.



Item 7   Financial Statements and Exhibits

     c) Exhibits

           20     Press release dated November 30, 1999

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AVERT, INC.



November 30, 1999                           By:  /s/  Dean A. Suposs
---------------------------                      -------------------------------
Date                                                  Dean A. Suposs
                                                      President

                                  EXHIBIT INDEX



Exhibit No.              Exhibit Description                           Page
----------               -------------------                           ----

   20                    Press Release, dated                            5
                         November 30, 1999